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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 12, 2004


                            NATIONAL CITY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-10074                  34-1111088
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(State or Other Jurisdiction       (Commission File            (IRS Employer
     of Incorporation)                  Number)              Identification No.)


        1900 East Ninth Street, Cleveland, Ohio          44114-3484
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        (Address of Principal Executive Offices)         (Zip Code)


                                 (216) 222-2000
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              (Registrant's telephone number, including area code)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         This 8-K/A amends the 8-K filed on February 17, 2004. On that date, National City issued a news release announcing that National City entered into a definitive agreement, dated February 16, 2004, to acquire Provident Financial Group, Inc., a bank holding company headquartered in Cincinnati, Ohio. In the 8-K, under Item 7(a), it was noted that financial statements of the business acquired would be filed by an amendment to the 8-K within 60 days. After further review, the company determined that such financial statements are not required.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired:  Not applicable.

(b) Pro Forma Financial Information:  Not Applicable.

(c) Exhibits:  None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           National City Corporation
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                                                    (Registrant)


Dated: April 12, 2004                      /s/ Carlton E. Langer
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                                           Carlton E. Langer
                                           Assistant General Counsel


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